UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 15, 2006

                                 MEDIFAST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     000-23016             13-3714405
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (IRS EMPLOYER
 OF INCORPORATION OR                                        IDENT. NO.)
         ORGANIZATION)

          11445 CRONHILL DRIVE, OWING MILLS, MARYLAND              21117
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (410)-581-8042




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
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FOLLOWING PROVISIONS:

  [ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17
      CFR 230.425)

  [ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17
      CFR 240.14A-12)

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      EXCHANGE ACT (17 CFR 240.14D-2(B))

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      EXCHANGE ACT (17 CFR 240.13E-4(C))





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ITEM 7.01         REGULATION FD DISCLOSURE

The following information is furnished under "Item 7.01. Regulation FD Disclosure" and "Item 2.02. Disclosure of Results of Operations and Financial Condition."

      On March 15, 2006 Medifast, Inc. ("Medifast") issued a press release setting forth Medifast's earnings for the year-ended December 31, 2005. Also, the company released its updated revenue and after-tax diluted earnings per share forecast for 2006. A copy of Medifast's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits








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